                                                FILE NOS. 33-11981 AND 811-05009

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
      PRE-EFFECTIVE AMENDMENT NO.                                            [ ]
      POST-EFFECTIVE AMENDMENT NO. 14                                        [X]

                                     AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      AMENDMENT NO. 17                                                       [X]

                    COLORADO BONDSHARES -- A TAX-EXEMPT FUND
               (Exact Name of Registrant as Specified in Charter)

SUITE 1000, 1200 SEVENTEENTH STREET, DENVER, COLORADO 80202
      (Address of Principal Executive Offices)        (Zip Code)

               (303) 572-6990  (800) 572-0069 (OUTSIDE OF DENVER)
             (Registrant's Telephone Numbers, Including Area Code)

                               FRED R. KELLY, JR.
                      SUITE 1000, 1200 SEVENTEENTH STREET
                             DENVER, COLORADO 80202
                    (Name And Address of Agent for Service)

                                    Copy to:

                           ROBERT J. AHRENHOLZ, ESQ.
                 KUTAK ROCK 717 SEVENTEENTH STREET, SUITE 2900
                             DENVER, COLORADO 80202

     It is proposed that this filing will become effective (check appropriate box):

        [X]  immediately upon filing pursuant to paragraph (b).

        [ ]  on (date) pursuant to paragraph (b).

        [ ]  60 days after filing pursuant to paragraph (a)(1).

        [ ]  on (date) pursuant to paragraph (a)(1).

        [ ]  75 days after filing pursuant to paragraph (a)(2).

        [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

     If appropriate check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. A RULE 24f-2 NOTICE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998 WAS FILED ON NOVEMBER 30, 1998.

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

                              COLORADO BONDSHARES
                               A TAX-EXEMPT FUND

                                   PROSPECTUS

                                                                January 28, 1999

  Colorado BondShares -- A Tax-Exempt Fund is a diversified, open-end mutual fund that invests your money in tax-exempt bonds and other tax-exempt securities, including tax-exempt notes and tax-exempt municipal leases of the State of Colorado, its political subdivisions, municipalities and public authorities.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

                               TABLE OF CONTENTS
                             ---------------------

                                             PAGE
                                             ----
Risk/Return Summary........................    2
Investments, Risk and Performance..........    2
Investment Objectives, Principal Investment
  Strategies, and Related Risks............    6
What Are The Investment Policies Of The
  Fund?....................................    6
What Are The Risks Of Investing In Not
  Rated Tax-Exempt Obligations?............    8
What Are The Risks Of Investing In Lower
  Rated Tax-Exempt Obligations?............    8
What Are Tax-Exempt Obligations?...........    9
Management's Discussion Of Fund
  Performance..............................   13

                                             PAGE
                                             ----
How Is The Fund Managed?...................   17
How Can I Invest In The Fund?..............   17
What Do Shares Cost?.......................   18
How Can I "Sell" My Shares?................   19
How Can I Reinstate My Investment?.........   19
What Distributions Will I Receive?.........   19
What Is The Effect Of Income Tax On My
  Investment?..............................   20
What Services Are Provided To
  Shareholders?............................   21
General Information........................   22
Financial Highlights.......................   23

                              RISK/RETURN SUMMARY

INVESTMENTS, RISK AND PERFORMANCE

FUND INVESTMENT OBJECTIVES/GOALS

  Colorado Bondshares - A Tax-Exempt Fund (the "Fund") is a diversified, open-end mutual fund whose primary goal is to maximize income that is exempt from both federal and Colorado income taxes while simultaneously preserving capital. The Fund also seeks opportunities for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

  The Fund will invest in tax-exempt bonds and other tax-exempt securities, including tax-exempt notes and tax-exempt municipal leases of the State of Colorado, its political subdivisions, municipalities and public authorities ("Tax-Exempt Obligations"). The interest earned on these investments is exempt from regular federal income taxes and from Colorado personal income taxes. (See "WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?")

PRINCIPAL RISKS OF INVESTING IN THE FUND

  By investing in the Fund, you are subject to several investment risks. The occurrence of any one of these risks, or a combination of these risks, could adversely affect the Fund's net asset value, yield and/or total return. By investing in the Fund, you are exposed to the following principal risks:

  - Your investment in the Fund is not insured or guaranteed by any government agency.

  - You can lose money on your investment.

  - The Fund is not limited in the amount of Fund assets that can be invested in Tax-Exempt Obligations. A downturn in the municipal debt market would negatively affect your investment.

  - The Fund will invest up to 100% of its assets in not rated Tax-Exempt Obligations. These not rated obligations generally have a higher level of credit risk and market risk than rated obligations.

  - The Fund can invest in lower rated Tax-Exempt Obligations. Securities with lower ratings are generally more sensitive to changes in economic and other conditions. These lower rated securities have a higher risk of default which makes your investment high risk.

  - The market to buy and sell the Tax-Exempt Obligations may be limited because these obligations may be not rated or lower rated.

  - The tax-exempt status of some or all of the Tax-Exempt Obligations may be modified or eliminated through legislative action.

  The Fund is designed for investors subject to income taxation in the higher tax brackets who can take advantage of the tax-exempt nature of the Fund's income. The Fund is not intended for tax-exempt investors such as pension funds, charities or IRA's who cannot take advantage of the tax benefits of the Fund.

TOTAL RETURN PERFORMANCE AT NET ASSET VALUE

  The following bar chart and table shows the Fund's annual total returns* for each of the last 10 calendar years:

                                     Chart

CALENDAR YEARS                                                 TOTAL RETURN
--------------                                                 ------------
     1989...................................................       8.70%
     1990...................................................       1.00%
     1991...................................................       8.31%
     1992...................................................       9.20%
     1993...................................................       8.25%
     1994...................................................       6.34%
     1995...................................................       9.46%
     1996...................................................       8.04%
     1997...................................................       9.36%
     1998...................................................       6.42%

---------------

* Past performance is not predictive of future performance.

  Total return at net asset value is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time. The data reflected in the graph includes the reinvestment of all dividends and distributions, but does not include the imposition of the sales charge. If sales charges were reflected, the returns would be less than those shown. The Fund's highest and lowest returns for a quarter during the 10 year period reflected on the graph and chart above were 4.08% in the third quarter of 1989 and (2.28%) in the second quarter of 1990, respectively.

AVERAGE ANNUAL TOTAL RETURN

  The following table summarizes the average annual total return at net asset value for the one year, five-year and 10-year periods ended September 30, 1998 for the Fund and for the Lipper General Municipal Debt Fund Index ("Lipper Muni Debt Fund Index"):

AVERAGE ANNUAL
TOTAL RETURN(1)                                   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------                                   -----------   ------------   -------------
Colorado BondShares -- A Tax-Exempt Fund........     7.62%         7.99%           7.49%
Lipper Muni Debt Fund Index(2)..................     8.53%         5.91%           8.02%

---------------

 *  Past performance is not indicative of future performance.

(1) The average annual total return at net asset value does not include the imposition of the sales charge and assumes reinvestment of all dividends and distributions. If sales charges were reflected, the returns would be less than those shown.

(2) The Lipper Muni Debt Fund Index is a non-weighted index of the 30 largest funds within the investment objective of the General Municipal Debt.

                                   FEE TABLE

  We provide the following table to help you understand the fees and expenses that you will bear directly and indirectly if you invest in the Fund. You will be charged shareholder fees directly when you purchase shares of the Fund. Indirectly, you will also incur the annual operating expenses of the Fund, which are fees that will be deducted from the Fund assets. These costs and expenses are described more fully in the "WHAT DO SHARES COST?" section of the prospectus.

  Annual Fund Operating Expenses for fiscal year ended September 30, 1998

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases (as a percentage
     of offering price).....................................   4.75%
  Sales Charge on Reinvested Dividends......................    None
  Redemption Fee............................................    None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fee(1).........................................   0.50%
  Distribution (12b-1) Fees.................................    None
  Other Expenses(2).........................................   0.16%
          Total Annual Fund Operating Expenses..............   0.66%

---------------

(1) Management fees are described more fully in "HOW IS THE FUND MANAGED?"

(2) The percentage figure above for "Other Expenses" is based on actual expenses that were incurred for the most recent fiscal year. This percentage includes the earnings credits that the Fund receives on cash balances maintained with the custodian which offsets the custodian fees that are incurred for safeguarding Fund assets.

EXAMPLE

  The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The Example assumes that you invested $10,000 in the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $541     $680      $833      $1,384

  If you did not redeem your shares, you would pay the same expenses described above, because the Fund does not charge a redemption fee.

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

WHAT ARE THE INVESTMENT POLICIES OF THE FUND?

  The Fund has fundamental investment policies, that cannot be changed unless the change is approved by a vote of the security holders. The Fund also has non-fundamental investment policies, that can be changed by the Board of Trustees of the Fund (the "Board") without a vote of the holders of the voting securities of the Fund. The investment policies of the Fund are carried out by the investment adviser of the Fund, Freedom Funds Management Company (the "Investment Adviser").

INVESTMENT POLICIES

  The Fund's principal investment objective is to maximize income that is exempt from both federal and Colorado income taxes while simultaneously preserving capital. This principal objective is a fundamental policy of the Fund that cannot be changed without a shareholder vote.

  The Fund will attempt to maximize income exempt from federal income tax and Colorado personal income taxes by investing up to 100% of its assets in Tax-Exempt Obligations that are not rated. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in tax-exempt bonds. The balance of its total assets will be invested in other tax-exempt securities of the State of Colorado, its political subdivisions, municipalities and public authorities, the interest on which is exempt from regular federal income taxes and from Colorado personal income taxes.

  The Fund will primarily invest in Tax-Exempt Obligations that are not rated on the date of investment. The Fund is not limited in the percentage of not rated Obligations that it can invest in. The Fund cannot invest more than 50% of its assets in rated Tax-Exempt Obligations.

  With respect to Tax-Exempt Obligations which are not rated by a major rating agency, the Investment Adviser believes that the Investment Adviser's judgment, analysis and experience are more important than they would be if such Tax-Exempt Obligations were rated. The Investment Adviser will try to reduce the risk of investing in not rated Tax-Exempt Obligations by: (a) performing credit analysis; (b) reviewing the current economic trends and developments in the geographic areas affecting the Fund's investments; and (c) actively managing and diversifying the portfolio among municipal issuers.

  Less than 35% of the value of the Fund's total assets will be invested in Tax-Exempt Obligations that are rated lower than "Baa" by Moody's Investor Service ("Moody's") or lower than "BBB" by Standard & Poor's Corporation ("S&P"), or, if not rated, of equivalent quality as determined by the Investment Adviser. However, this percentage limitation applies only at the time of purchase and the Fund is not required to dispose of a Tax-Exempt Obligation if downgraded by a rating service or, if not rated, the Investment Adviser determines that a Tax-Exempt Obligation no longer is of equivalent quality. See "WHAT ARE THE RISKS OF INVESTING IN LOWER RATED TAX-EXEMPT OBLIGATIONS?"

  Generally, the Fund will not buy illiquid securities or Tax-Exempt Obligations for which an active trading market does not exist. Moreover, as a matter of fundamental policy, in no event will the Fund acquire Tax-Exempt Obligations (including not rated Tax-Exempt Obligations) or other illiquid assets for which there is no active trading market if such Tax-Exempt Obligations and illiquid assets, in the aggregate, would comprise 10% or more of the net assets of the Fund. Included in this 10% limitation are restricted or not readily marketable securities and repurchase agreements maturing or terminable in more than seven days. Although there may be no daily bid and asked activity for certain not rated Tax-Exempt Obligations, there is an active secondary market for them, and for this reason the Fund's Investment Adviser considers them to be liquid.

  Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will, except for temporary investments as described below, invest at least 80% of the value of its net assets in Tax-Exempt Obligations, the interest on which is exempt from regular federal income taxes and from Colorado personal income tax. Such securities trade primarily in the over-the-counter market. Tax-Exempt Obligations on which the interest is treated as an item of tax preference for purposes of the alternative minimum tax will not be counted toward the 80% policy of the Fund. See the discussion of the alternative minimum tax under "WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?"

  The Fund may, on a temporary basis, invest up to 50% of the value of its net assets in Tax-Exempt Obligations, the interest on which is exempt from regular federal income tax, but not Colorado personal income tax. Such Tax-Exempt Obligations would include those which are set forth under "WHAT ARE TAX-EXEMPT OBLIGATIONS?" and which would otherwise meet the Fund's objectives. This may be done if in the judgment of the Investment Adviser sufficient Colorado Tax-Exempt Obligations are not available for purchase, for temporary defensive purposes or to meet the cash needs of the Fund.

  The Fund also may invest up to 20% of the value of its net assets in fixed-income securities, the interest on which is subject to federal, state and local income tax. This may be done (a) pending the investment or reinvestment in Tax-Exempt Obligations, (b) in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors, or (c) where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. For purposes of this paragraph, the term "fixed-income securities" shall include only securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, and certificates of deposit of domestic banks which have capital, surplus and undivided profits of over $1 billion and which are members of the Federal Deposit Insurance Corporation. In addition to short-term investing in fixed-income securities, it is a fundamental policy of the Fund that it may invest up to 10% of the value of its net assets in the shares of registered investment companies which qualify as money market funds, the distributions from which are exempt from federal income taxation.

  The Fund may borrow money from banks for temporary purposes only, and in an amount not to exceed 10% of the value of its total assets. The Fund will not purchase portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets.

  The Fund may purchase, without limitation, securities on a "when-issued" basis, in which case delivery and payment normally take place within 45 days from the commitment to purchase.

  A separate account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the Tax-Exempt Obligations purchased by the Fund on a "when-issued" basis will be established with the Fund's custodian and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary.

  The Fund may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash).

  The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and paid-in-kind securities be reported as income to the Fund even though the Fund received no cash interest until the maturity or payment date of such securities.

  The Fund may also purchase floating rate and variable rate securities and municipal leases, including participation interests therein. For information about these Tax-Exempt Obligations and their potential effect on your investment, see "WHAT ARE TAX-EXEMPT OBLIGATIONS?"

CURRENT INVESTMENTS

  The table below sets forth, as of September 30, 1998, the percentage of the Fund's total assets in (i) rated Tax-Exempt Obligations, (ii) not rated Tax-Exempt Obligations as a group, (iii) not rated Tax-Exempt Obligations that have an equivalent rating of Baa or higher by Moody's or BBB or higher by S&P as determined by the investment adviser and (iv) not rated Tax-Exempt Obligations that have an equivalent rating of lower than Baa by Moody's or lower than BBB by S&P as determined by the Investment Adviser.

                                      PERCENTAGE OF
                                       TOTAL TAX-
          MOODY'S RATING                 EXEMPT
         (S&P EQUIVALENT)              OBLIGATIONS
         ----------------             -------------
Rated Tax-Exempt Obligations
  Aaa(AAA).........................       22.7%
  Aa(AA)...........................        1.8
  A(A).............................        2.1
  Baa(BBB).........................        0.9
  Ba(BB)...........................        0.0
  B(B).............................        0.9
All not rated Tax-Exempt
  Obligations as a group...........       71.6
Investment grade not rated Tax-
  Exempt Obligations...............       64.8
Below investment grade not rated
  Tax-Exempt Obligations...........        6.8

WHAT ARE THE RISKS OF INVESTING IN NOT RATED TAX-EXEMPT OBLIGATIONS?

  The Fund will attempt to maximize income exempt from federal and Colorado personal income taxes by investing up to 100% of its assets in Tax-Exempt Obligations that are not rated. Obligations which are not rated generally offer higher yields than Tax-Exempt Obligations in the higher ratings categories, but also are generally subject to higher risk. The following is a list of the risks associated with investing in not rated tax-exempt obligations. Any one of these risks, or a combination of these risks, could adversely affect the Fund's net asset value, yield and total return. The anticipated higher yield from the not rated obligations may not be sufficient to offset losses caused by the following:

  - Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal.

  - Market risk is the potential for changes in bond prices due to changing market conditions or interest rates.

  - Income risk is the potential for a decline in income due to falling interest rates.

  - Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, bonds will be prepaid or "called" prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.

  - Liquidity risk is the reduced ability to sell or dispose of such obligations if shareholders request redemption of their shares.

WHAT ARE THE RISKS OF INVESTING IN LOWER RATED TAX-EXEMPT OBLIGATIONS?

  There are several risks associated with investing in not rated obligations. Any one of these risks, or a combination of them, could have an adverse affect on the Fund's net asset value and income. Tax-Exempt Obligations which are rated Baa or higher by Moody's or BBB or higher by S&P are considered "investment grade" and are regarded as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." The Investment Adviser has deemed many of the issuers of not rated Tax-Exempt Obligations in which the Fund invests to be comparable to issuers having such ratings.

  The Tax-Exempt Obligations that are rated lower than Baa by Moody's or lower than BBB by S&P have speculative characteristics and changes in economic conditions or other circumstances which may lead to weakened capacity to make principal and interest payments than higher rated bonds. Tax-Exempt Obligations which are rated lower than Baa by Moody's or lower than BBB by S&P ordinarily provide higher yields but involve greater risks because of reduced creditworthiness and increased risk of default.

  Lower-rated Tax-Exempt Obligations generally tend to reflect short-term economic and market developments to a greater extent than higher-rated Tax-Exempt Obligations which react primarily to fluctuations in the general level of interest rates. In addition, since there are fewer investors in lower-rated Tax-Exempt Obligations, it may be harder to sell these Tax-Exempt Obligations at the optimum time. As a result of these factors, lower-rated Tax-Exempt Obligations tend to have more price volatility and carry more risk to principal and income than higher-rated Tax-Exempt Obligations.

  An economic downturn may adversely affect the value of some lower-rated Tax-Exempt Obligations. Such a downturn may especially affect highly leveraged issuers or issuers in cyclically sensitive industries, where deterioration in an issuer's cash flow may impair its ability to meet its obligation to pay principal and interest to holders of Tax-Exempt Obligations in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated Tax-Exempt Obligations may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated Tax-Exempt Obligations may receive less principal and interest than they had anticipated at the time such Tax-Exempt Obligations were purchased. In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

  The secondary trading market for lower-rated Tax-Exempt Obligations is generally less liquid than the secondary trading market for higher-rated Tax-Exempt Obligations. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Fund's portfolio.

  There is also an increased possibility of redemption earlier than the stated maturity date. Many municipal debt obligations, including many lower-rated Tax-Exempt Obligations, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call Tax-Exempt Obligations during periods of declining interest rates. In these cases, if the Fund owns a Tax-Exempt Obligation which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

WHAT ARE TAX-EXEMPT OBLIGATIONS?

  Tax-Exempt Obligations include tax-exempt bonds and other tax-exempt securities (tax-exempt notes and tax-exempt municipal leases) issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and, in certain instances, applicable state or local income taxes. Such Tax-Exempt Obligations are traded primarily in the over-the-counter market.

TAX-EXEMPT BONDS

  The Fund will invest, as a nonfundamental policy and under normal circumstances, a minimum of 65% of the value of its total assets in not rated "tax-exempt bonds," as that term is described in the following paragraphs.

  A tax-exempt bond is a certificate of indebtedness, extending over a period of more than one year from the time it is issued, evidencing the issuer's promise to pay both principal and interest in the future. The amount of principal and interest, as well as the time when these amounts are due, are specifically described in the bond instrument.

  Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions and for general operating expenses. Private activity bonds ("PABs"), which are considered tax-exempt bonds if the interest paid thereon is exempt from regular federal income taxes, are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. Under the Tax Reform Act of 1986, interest on most post-'86 PABs, while still exempt from the regular income tax, constitutes an item of tax preference in determining the alternative minimum tax. For a more complete discussion, see "WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?"

  Two principal classifications of tax-exempt bonds are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although PABs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the user. The payment of the principal and interest on PABs is dependent solely on the ability of the user of the facilities or assets financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund's Investment Adviser will seek to invest in those general obligation and revenue bonds which will best achieve the Fund's principal and secondary investment objectives.

OTHER TAX-EXEMPT SECURITIES

  Although the Fund will invest, as described above, a minimum of 65% of its total assets in tax-exempt bonds, it will also acquire other tax-exempt securities such as tax-exempt notes and tax-exempt municipal leases, described in the following paragraphs.

TAX-EXEMPT NOTES

  Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Notes issued by the State of Colorado, its municipalities and public authorities are exempt from regular federal income taxes and from Colorado personal income taxes. Tax-exempt notes include:

  1. Project Notes. Project Notes are backed by an agreement between a local issuing agency and the federal Department of Housing and Urban Development, and are guaranteed by the United States Government. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). They are primarily obligations of the local public housing agencies or the local urban renewal agencies. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from the Project Notes.

  2. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  3. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

  4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the payment of the Notes.

  5. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

TAX-EXEMPT MUNICIPAL LEASES

  Tax-exempt municipal leases are issued for one to ten years. They provide municipal authorities with funds to lease various types of property and equipment. The property or equipment serves as collateral for the owner of the lease. Tax-exempt municipal leases are generally self-amortizing through the term of the lease.

  A municipal lease is subject to annual appropriation by its issuing municipal authority each year. In other words, while the lease may be for a term exceeding one year, the issuing municipality will only commit to payments on the lease for a one-year period. If the issuing municipality does not appropriate sufficient funds for the following year's lease payments, the lease will go into default with the potential for significant loss of principal and accrued interest to the investor.

  In the event of default, the owner of the lease has limited recourse to recover unpaid principal and accrued interest from the issuing municipality. This recourse is limited to possession and the subsequent sale of the leased property. There is no assur-ance that the proceeds from a sale will be sufficient to pay the total amount of unpaid principal and accrued income due on the lease. If the proceeds are not sufficient to pay the unpaid principal and accrued income, an investor will realize a capital loss.

  The secondary trading market for tax-exempt municipal leases is limited. As a result, investment in tax-exempt municipal leases involves special investment risk considerations not associated with general obligation or revenue municipal debt obligations.

WHEN-ISSUED SECURITIES

  The Fund may purchase Tax-Exempt Obligations on a "when-issued" basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the Tax-Exempt Obligations are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase Tax-Exempt Obligations on a when-issued basis with the intention of actually acquiring the Tax-Exempt Obligations, the Fund may sell these Tax-Exempt Obligations before the settlement date if it is deemed advisable.

  A separate account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund's custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital appreciation, which is not exempt from federal income taxes.

  Tax-exempt securities purchased on a when-issued basis and the securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a tax-exempt security on a when-issued basis can involve a risk of loss if the value of the Tax-Exempt Obligation or other security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. For a further description of the risks associated with "when-issued" securities, see "WHAT ARE THE RISKS OF INVESTING IN LOWER-RATED TAX-EXEMPT OBLIGATIONS?"

FLOATING RATE AND VARIABLE RATE TAX-EXEMPT OBLIGATIONS

  The Fund may purchase floating rate and variable rate Tax-Exempt Obligations, including participation interests therein. Investments in floating or variable rate Tax-Exempt Obligations normally will involve PABs which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that the Fund can demand payment of the obligation on short notice, usually ten days, at par plus accrued interest, which amount may be more or less than the amount the Fund paid for the Tax-Exempt Obligations. Floating rate Tax-Exempt Obligations have an interest rate which changes whenever there is a change in the designated base interest rate (generally every six months) while variable rate Tax-Exempt Obligations provide for a specified periodic adjustment in the interest rate. Frequently such Tax-Exempt Obligations are secured by letters of credit or other credit support arrangements provided by banks.

  The Fund may invest in participation interests purchased from banks in variable rate Tax-Exempt Obligations (such as PABs) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank. An irrevocable letter of credit is an unconditional promise by a bank to allow the owner of a participation to draw down on the letter of credit to meet any unpaid principal or interest payments. While the letter of credit gives additional security to an investor, it is backed only by the full faith and credit of the issuing bank and as such is based on the financial soundness of the bank. The letter of credit may lose its effectiveness if the bank becomes insolvent, is closed or restructured or is liquidated pursuant to an order from an appropriate banking authority.

  The Investment Adviser will monitor the pricing, quality and liquidity of the variable rate demand Tax-Exempt Obligations held by the Fund, including the PABs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Investment Adviser may subscribe. Participation interests will be purchased only if, in the opinion of bond counsel for the original issuance of such participation interests, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

SPECIAL FACTORS AFFECTING ISSUERS OF COLORADO TAX-EXEMPT OBLIGATIONS

  Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.

  There are approximately 2,000 units of local government in Colorado. These include counties, home rule cities and counties, statutory cities and towns, school districts, water and sanitation districts, fire protection districts, metropolitan districts, general improvement districts and service districts. These municipal entities all have some constitutional and/or statutory authority to collect taxes, generate revenues and incur indebtedness.

  A major revenue source for many of these municipalities is the ad valorem property tax levied at the local level, with $2,784,138,646 and $3,032,963,241 levied throughout Colorado in tax years 1996 and 1997, respectively.

  In 1997, the assessed valuation of all real and personal property subject to taxation in Colorado was $38,536,664,770. This was up 14.7% from 1996 levels.

  The Colorado Legislative Council's economic forecast predicts an increase in state general fund revenues of about 7.0% during the 1998-1999 fiscal year.

  The major risks to a continued economic recovery in Colorado are reduced federal expenditures, particularly in the area of defense, cessation of large public works projects in the state, a drop in tourism caused by the lack of any state-sponsored advertising, and reduced commercial real estate values. Any of these potential events could adversely affect the Colorado economy and local governmental revenues. Additionally, on November 3, 1992, Colorado voters approved an amendment to the Colorado Constitution which is commonly referred to as the Taxpayer's Bill of Rights ("TABOR"). TABOR imposes various limits and new requirements on spending by the State of Colorado and all Colorado local governments (each of which is referred to in this section as a "Governmental Unit").

  Any of the following, for example, now requires prior voter approval: (i) any increase in a Governmental Unit's spending from one year to the next in excess of the rate of inflation plus a "growth factor," as defined in TABOR; (ii) any increase in the real property tax revenues of a local Governmental Unit (not including the State) from one year to the next in excess of inflation plus the appropriate "growth factor"; (iii) any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase for a property class, extension of an expiring tax or a tax policy change directly causing a net tax revenue gain; and (iv) except for refinancing bonded indebtedness at a lower interest rate or adding new employees to existing pension plans, creation of any multiple-fiscal year direct or indirect debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years.

  TABOR has already reduced the financial flexibility of all levels of Colorado government. In particular, Governmental Units dependent on taxes on residential property are being squeezed between TABOR requirements of voter approval for increased mill levies and an earlier State constitutional amendment which has had the effect of lowering the assessment rate on residential property from 21.0% to 9.74% over the past thirteen years.

  There can be no assurance that these, or other events, will not negatively affect the market value of the securities in the Fund or the ability of municipal entities to pay their debt obligations in a timely manner.

MANAGEMENT'S DISCUSSION OF FUND
PERFORMANCE

  The tax-exempt bond market in Colorado was characterized during this past year by certain relevant market conditions, some of which are unique to Colorado and others which are true of the tax-exempt market generally.

RELEVANT MARKET CONDITIONS

  The passage of TABOR in Colorado and the restrictions imposed by federal law limiting the ability of local governments to finance new projects and refinance outstanding debt have severely limited the supply of tax-exempt bonds within the state. The desirability of Colorado bonds is directly tied to the relatively strong local economy and the fact that the tax base is broadening in most areas. New residences are being built at a pace not seen since the mid-eighties and commercial properties are continuing to recover. A healthy real estate economy translates into improved property tax collections, increased sales and use taxes, service charges and tap fees all of which are the very revenue sources most often pledged to the payment of municipal debt service. Additionally, lower interest rates are allowing the stronger local governments to refinance their outstanding debt, which makes them sounder financially and better able to sustain operations in the years ahead.

INVESTMENT STRATEGY

  The Fund is the only fund of its type which is specifically designed to choose from among the not rated Tax-Exempt Obligations in the state of Colorado and to select for investment not rated Tax-Exempt Obligations which demonstrate suitable repayment characteristics. It is management's belief that if properly chosen, Tax-Exempt Obligations of this type will, over the long-term, generate higher returns to investors than rated Tax-Exempt Obligations even after taking into account the incidence of actual defaults on not rated Tax-Exempt Obligations.

  Ideally, not rated Tax-Exempt Obligations in a growing economy tend to improve over time as their credit history matures, their tax base broadens, and they achieve additional diversity as well as financial stability. This trend, if it develops, exerts an upward bias on the price of a given entity's securities. It should also be noted that such a trend may take a number of years to develop and is subject to the potentially adverse effect of economic cycles along the way.

  Management believes that not rated Tax-Exempt Obligations do not precisely follow the general market which has caused the Fund's net asset value to be more stable. While the not rated market does follow the larger market's general direction, it tends to react more slowly and the amplitude of the change tends to be less, all other factors being equal. For example, the value of not rated Tax-Exempt Obligations did not decline as much as rated Tax-Exempt Obligations when interest rates rose quickly in 1994. Conversely, in 1995, when interest rates fell precipitously, the value of not rated Tax-Exempt Obligations went up, but at a slower pace.

  During the 1980's an unprecedented number of issuers experienced trouble meeting debt service payments, which exposed bondholders to "credit risk." As a result, many funds in competition with the Fund have spent the last several years focusing on this element of risk. These funds buy bonds with underlying investment grade ratings and then further insure payment by buying municipal bond insurance on the credit. This strategy provides an abundance of protection with respect to meeting debt service payments, but it provides no protection against fluctuations in interest rates. In 1994 the market reminded investors about so-called "market risk" when interest rates rose by over two percentage points in a single year. Management believes that "market risk" is more often a concern than "credit risk" because historically the interest rate cycle seems to repeat roughly every five to seven years and severe credit crunches typically occur less frequently. Generally, the net asset value of a fund with longer maturities on its bonds has more exposure to principal during changes in interest rates. The Fund attempts to further ensure against market swings by keeping the average maturity of the portfolio relatively short compared to competing products. In the not rated arena long-term yields are not sufficiently higher than short-term yields to justify making extremely long-term investments.

  Much attention is presently being given to several income tax proposals being discussed in the Congress of the United States. It is not possible at this juncture to determine if or when these proposals may be adopted or what effect the final structure might have on tax-exempt securities. Management's strategy is to attempt to nullify the effect of any such change by keeping the average maturity relatively short and by purchasing new additions to the portfolio at as near to the comparable rate on taxable instruments as the market will permit. The weighted average maturity of the Fund's portfolio was 10.83 years as of January 22, 1998.

  To summarize, management continues to believe strongly in the prospects of the Fund's market niche. The Fund's emphasis will continue to be to maximize the distribution of tax-exempt income and at the same time strive for as stable a net asset value as possible.

YEAR 2000

  The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect the Fund's operations, including pricing, securities trading and the servicing of shareholder accounts.

  The Investment Adviser is dedicated to providing a high degree of diligence to ensure that the shareholders are not harmed by computer problems associated with the year 2000. In August 1998, the Fund and the Investment Adviser participated in the Securities and Exchange Commission's review of Year 2000 compliance. Internal systems consist of off-the-shelf software, updated personal computers and office equipment, all Year 2000 compliant. All third party service providers, suppliers and vendors have given their assurance to the Investment Adviser that they are within Year 2000 compliance guidelines and will remain operational at all times.

  In addition to taking every reasonable step to secure our internal systems and external relationships, the Investment Adviser is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. The Investment Adviser intends to monitor these processes through the rollover of 1999 to 2000 and to implement quickly alternate solutions if necessary.

  However, despite the Investment Adviser's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of the securities the Fund owns.

INVESTMENT RESULTS

  The calendar year ended December 31, 1998 was generally positive for bonds. Most bond funds showed small principal gains throughout the year. The yield curve continued to flatten as inflation fears abated. Bond prices traded within a fairly narrow range unlike the very turbulent years of 1994 and 1995. By contrast, 1994 was the worst year in current history for bonds and 1995 was the third best year ever. The years 1996 and 1997 were largely uneventful for bonds. The cumulative total returns for the last five calendar years for many bond funds in the peer group are as much as 40%.

  The Fund experienced a 6.42% total return at net asset value for the calendar year ended December 31, 1998. In two out of the last five years (calendar year 1994 and calendar year 1996) the Fund was ranked by Morningstar Inc., as the number one fund performer in the United States in the category of single state municipal bond funds. According to Morningstar Inc., the Fund also leads all other Municipal Bond Funds in the five year total performance category which helps to demonstrate its consistency over a longer time period.

  The Fund's average annual total returns at net asset value were 7.62%, 7.99% and 7.49% for the one, five and ten year periods ended September 30,

1998, respectively. The average annual total returns at maximum offering price are 2.50%, 6.94% and 6.95% for the one, five and ten year periods ended September 30, 1998, respectively. Cumulative total returns at net asset value and maximum offering price for the 10-year period ended September 30, 1998 were 105.93% and 96.15% respectively.

  The graph on the following page depicts the Fund's performance for the fiscal years ended September 30 since the inception of the Fund on June 4, 1987. Also depicted is comparative information with respect to the Lipper General Municipal Debt Fund Index, which is a non-weighted index of the 30 largest funds within the General Municipal Debt Fund investment objective.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                COLORADO BONDSHARES -- A TAX-EXEMPT FUND AND THE
                  LIPPER GENERAL MUNICIPAL DEBT FUND INDEX(1)

Measurement Period    Colorado BondShares(3)   Lipper General Municipal Debt(2)
------------------    ----------------------   --------------------------------
   (4)6/4/87                 $ 9,525                       $10,000
     9/30/87                   9,278                         9,684
     9/30/88                  10,166                        11,076
     9/30/89                  11,029                        12,068
     9/30/90                  11,097                        12,703
     9/30/91                  12,039                        14,350
     9/30/92                  13,133                        15,855
     9/30/93                  14,253                        17,977
     9/30/94                  15,180                        17,363
     9/30/95                  16,402                        19,125
     9/30/96                  17,902                        20,239
     9/30/97                  19,452                        22,446
     9/30/98                  20,935                        24,500

Average Annual Total Return(1)

Periods ended 9/30/98
---------------------
     1 year                 7.62%
     5 year                 7.99%
    10 Year                 7.49%

---------------

(1) Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Average annual total returns at net asset value, for the one year, five year and ten year periods ended 9/30/98 are 7.62%, 7.99% and 7.49%, respectively. Average annual total return at net asset value does not include the imposition of the sales charge and assumes the reinvestment of all dividends and distributions.

(2) Includes reinvestment of dividends and adjustment for the maximum sales charge of 4.75%.

(3) Includes reinvestment of dividends but does not reflect any adjustment for sales charge.

(4) Commencement of operation.

HOW IS THE FUND MANAGED?

INVESTMENT ADVISER

  The Investment Adviser of the Fund is located at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202. The Investment Adviser is responsible for administering the Fund's daily business affairs and managing the investment of assets for the Fund.

  Pursuant to an advisory agreement between the Fund and the Investment Adviser (the "Advisory Agreement"), the Fund pays the Investment Adviser an annual fee of 0.5% of the Fund's average daily net assets. In return, the Investment Adviser will attempt to meet the Fund's investment objectives by providing portfolio management and credit analysis services pursuant to the Advisory Agreement and to this prospectus. Under the Advisory Agreement and subject to the control of the Board, the Investment Adviser will manage the investment of the assets of the Fund, including the purchase and sale of portfolio securities consistent with the Fund's investment objectives and policies.

PORTFOLIO MANAGER

  Fred R. Kelly, Jr., is President, Secretary and Treasurer of the Investment Adviser and is also the Fund's portfolio manager. Mr. Kelly has, since November 1990, been the portfolio manager for the Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio. From September 2, 1992 to November 30, 1994, Mr. Kelly also served as Secretary and Treasurer to the Fund. For 10 years preceding his appointment as portfolio manager, Mr. Kelly worked for the investment banking firm of Hanifen, Imhoff Inc. ("Hanifen") and specialized in the area of tax-exempt public finance serving as financial adviser and investment banker for public entities primarily in the Rocky Mountain region. More recently, Mr. Kelly has been actively involved in the restructuring of financially troubled projects, has acted as a financial consultant and has appeared as an expert witness in the area of tax-exempt finance in Chapter 9 and Chapter 11 bankruptcy cases. Prior to joining Hanifen, Mr. Kelly was employed for six years by the U.S. Treasury Department, Comptroller of the Currency, as a Senior Field Examiner. Mr. Kelly is a past director of the Colorado Municipal Bond Dealers Association and Kansas National Bancorporation. Mr. Kelly pursued his undergraduate study at the University of Wyoming in Laramie, receiving his Bachelor's degree in Accounting with emphasis in Finance. Subsequently, he attended Northwestern University in Evanston, Illinois, where he completed his postgraduate work in banking.

HOW CAN I INVEST IN THE FUND?

  Shares of the Fund are being continuously offered through securities dealers who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have a dealer agreement with the underwriter, SMITH HAYES Financial Services Corporation ("SMITH HAYES" or the "Underwriter"). Broker-dealers may be classified as statutory underwriters under Section 2(11) of the Securities Act of 1933, as amended.

  Shares of the Fund will be purchased at the offering price based on the net asset value next determined following receipt of the order by the Fund, plus the applicable sales charges. Any orders received by the Fund from you directly or from your broker, as the case may be, before 2:00 p.m. Denver, Colorado time will receive that day's share price, which is the net asset value at the close of business of the New York Stock Exchange ("NYSE") that day. Orders received after 2:00 p.m. will be priced based on the net asset value at the close of business of the NYSE the next day. The Fund is open for business each day on which the New York Stock Exchange is open.

  You can open an account for $500 or more by delivering a check made payable to "Colorado BondShares -- A Tax Exempt Fund," and a completed General Authorization Form, either to your broker or to the Fund at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202. The Fund's telephone numbers, including toll-free numbers, are set forth on the back cover of this prospectus.

  You may make additional purchases at any time by delivering a check either to your broker or to the Fund at the address stated above. There is no minimum purchase amount required for these subsequent investments.

  Instructions for redemptions and other transactions in accounts and requests for information about an account should go to the above stated address.

  Any share purchases will be made through the Fund from the investment dealer designated by the shareholder. A shareholder may change his dealer at any time upon written notice to the Investment Adviser, provided that the new dealer has a dealer agreement with the Underwriter.

WHAT DO SHARES COST?

  The price you pay for shares of the Fund is the public offering price, which is the sum of the next determined net asset value of the shares and a sales charge. The sales charge is a onetime charge paid at the time of purchase of shares, most of which ordinarily goes to your broker-dealer to compensate him for the services provided you. SMITH HAYES will serve as a broker-dealer with respect to sales of Shares of Fund.

  SMITH HAYES may offer cash or non-cash incentives to dealers in addition to sales charges in order to promote the sale of shares of the Fund. Any such cash or non-cash incentives will be in compliance with all applicable rules and regulations of the NASD.

HOW IS NET ASSET VALUE PER SHARE DETERMINED?

  The net asset value per share of the Fund is determined as of the close of business of the NYSE for each day the Exchange is open. Net asset value is determined by dividing the value of the net assets of the Fund (total assets less liabilities) by the number of shares outstanding. The value of total assets is primarily the sum of the market values of the bonds, other investments and cash in the portfolio.

  In determining the market values of bonds and other investments in the portfolio, the Fund uses valuations provided on a daily basis by a pricing service approved by the Board. The pricing service uses quotes from bond dealers, market transactions and other relevant information in setting these values. However, the determination of market values for municipal bonds, particularly not rated municipal bonds, can be a very subjective process due to the infrequency at which individual bonds actually trade and the limited amount of information that is available with respect to many municipal issuers. Therefore, in addition to the pricing service, the Board has determined that it is appropriate to verify the values of bonds for which there is not an active market by obtaining quotes from municipal bond dealers in Colorado on a periodic basis. If, in the opinion of the Investment Adviser, the valuation provided by the pricing service appears less reliable than that provided by a consensus from at least two municipal bond dealers, the Investment Adviser will use the value provided by the bond dealers.

  In the future, the Board may direct the Fund to rely on other methods or combination of methods in determining the market values of its municipal bonds. These other methods may include the use of a matrix system, the use of relative changes in a municipal index or price changes of municipal future contracts or some other method that the Board determines appropriate.

HOW ARE SALES CHARGES DETERMINED?

  Sales charges for the Fund's shares are determined in accordance with the following schedule:

                                                    DEALER
                                          % OF     DISCOUNT
                                          NET      AS % OF
                               SALES     AMOUNT    OFFERING
AMOUNT OF PURCHASE             CHARGE   INVESTED    PRICE
------------------             ------   --------   --------
Less than $100,000...........   4.75%     4.99%      4.35%
$100,000 up to $249,999......   3.50%     3.63%      3.00%
$250,000 up to $499,999......   2.50%     2.56%      2.00%
$500,000 up to $999,999......   2.00%     2.04%      1.50%
$1,000,000 up to
  $3,999,999.................   1.00%     1.01%      0.90%
$4,000,000 or more...........   0.20%     0.20%      0.15%

REDUCTIONS IN SALES CHARGES

  Volume Discounts are provided if the total amount being invested in shares of the Fund reaches the levels indicated in the above sales charge schedule.

  Rights of Accumulation allow the Fund's shares to be purchased at the rate applicable in the discount schedule after adding the value of shares already owned by the investor to the amount of the Fund shares being purchased.

  A Letter of Intent allows you to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount of dollars that you state in the letter that you intend to purchase. For more information concerning terms of Letters of Intent, see the General Authorization Form.

  Net Asset Value Transfer Privilege allows shareholders who own shares of unrelated mutual funds that have paid a sales charge to purchase shares of the Fund at net asset value to the extent that the purchase price of Fund shares is funded by the proceeds from the redemption (within 60 days prior to the purchase of Fund shares) of shares of such unrelated mutual funds.

  For any such discounts, the purchaser or his broker-dealer must provide the Fund with sufficient information to permit verification that the purchase order qualifies for the discount privilege. Confirmation of the order is subject to such verification.

  Reductions in sales charges apply to purchases by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  The Fund may sell shares at net asset value to present and retired trustees, officers, directors, employees (and their respective spouses and minor children) of the Fund, the Investment Adviser, SMITH HAYES, Hanifen, Imhoff Holdings, Inc. and its affiliates as constituted on November 17, 1994 and other NASD registered representatives. Such sales also may be made to employee benefit plans for such persons (and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Investment Adviser or any affiliate).

HOW CAN I "SELL" MY SHARES?

  The Fund will redeem shares at their next determined net asset value based on the procedures described below.

  Shares may be redeemed without charge at any time upon written request to the Fund, containing the signature(s) of the shareholder(s), which must be guaranteed by a member firm of a principal stock exchange or a commercial bank or trust company. Such member firm must be a participant in good standing in a Securities Transfer Association recognized signature guarantee program. The Fund may request further documentation from corporations, executors, administrators, trustees or custodians. When the proceeds of a redemption are to be paid to someone other than a shareholder, the shareholder's signature(s) must be guaranteed on the redemption request as described above. A shareholder will receive the net asset value per share next determined after receipt of his request in good order.

  Shares may also be redeemed by calling the Fund directly at (303) 572-6990, or outside of Denver, (800) 572-0069. To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, proceeds will be mailed as registered on the account or will be wired to the bank account designated on the General Authorization Form.

  Once you have redeemed your shares, a check for the proceeds will be mailed to you within seven calendar days after your redemption request is received in proper form. The Fund will not mail redemption proceeds until checks received for the purchase of shares have cleared, which may take up to 15 days. The proceeds, of course, may be more or less than your cost.

HOW CAN I REINSTATE MY INVESTMENT?

  If you redeem shares and then decide you should not have redeemed them, you may, within 30 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales charge, all or any part of your investment in shares of the Fund. Your investment will be reinstated at the net asset value per share established at the close of the New York Stock Exchange on the day your request is accepted. You may use this privilege to reinstate an investment in the Fund only once.

  Exercise of the reinstatement privilege does not alter the federal income tax status of any gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

WHAT DISTRIBUTIONS WILL I RECEIVE?

  The Fund declares dividends of net investment income daily. Dividends are paid to shareholders on the 15th day of each month ("Payable Date"). If the

15th day of a month falls on a weekend or holiday on which the New York Stock Exchange is closed, the dividend will be distributed on the next succeeding business day. Payments vary in amount depending on income received from portfolio securities and expenses of operation.

  Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued. Shares or cash continue to earn dividends through the date they are redeemed or delivered subsequent to reinstatement.

  You also may elect to have your dividends paid to another person. If you desire to do so, please complete Item 7 on the General Authorization Form.

  The Fund will generally distribute sufficient net income to avoid the application of the 4% excise tax imposed pursuant to the Internal Revenue Code of 1986, as amended (the "Code").

WHAT IS THE EFFECT OF INCOME TAX ON MY INVESTMENT?

FEDERAL INCOME TAXES

  The Fund intends to continue to qualify as a "regulated investment company" under the Code, and intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund may pay "exempt-interest dividends" to its shareholders. The Fund has received an opinion of counsel from Kutak Rock to the effect that, subject to certain conditions described therein, the Fund will be characterized as a regulated investment company, as described in Section 851 of the Code. In order to pay exempt-interest dividends at least 50% of the value of the Fund's total assets must consist of obligations exempt from regular federal income tax pursuant to
Section 103(a) of the Code. The federal income tax consequences of a distribution by the Fund at the shareholder level will be as follows:

  Net interest income on obligations exempt from federal income tax, when distributed to shareholders and designated by the Fund as exempt-interest dividends, will be exempt from regular federal income tax in the hands of the shareholders. Short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. Long-term capital gain distributions to shareholders will be treated as taxable long-term capital gain, whether received in shares of the Fund or in cash, regardless of how long a shareholder has held his shares. It is not likely that the Fund will retain undistributed capital gains; however, in such an event, a shareholder must include in income, as long-term capital gain, his share of undistributed long-term capital gain designated by the Fund. Under such circumstances, the shareholder may claim a refundable credit against the tax for his proportionate share of any capital gain tax paid by the Fund.

  Generally, a 20% maximum long-term capital gains tax rate applies to assets held for more than 12 months.

  The amount of any "market discount" (generally the amount by which the cost is less than the face amount of the bond) is taxed as ordinary income. This means that most "capital appreciation" on these bonds will now be distributed to, and taxed to, the shareholders as ordinary interest income (rather than as capital gains).

  Under Section 55 of the Code, the alternative minimum tax now applies to all taxpayers, including corporations, and increases a taxpayer's tax liability only to the extent it exceeds the taxpayer's regular income tax (less certain credits) for the year. The alternative minimum tax is equal to 26% (or in some cases, 28%) in the case of individuals (20% for corporations) of the excess of the taxpayer's taxable excess, which is the amount by which alternative minimum taxable income exceeds the applicable exemption amount. The exemption is $45,000 for spouses filing a joint return, $33,750 for a single taxpayer, and $22,500 for a married taxpayer filing a separate return, or for a trust or estate. The exemption is phased out at the rate of $.25 for each dollar by which a taxpayer's alternative taxable income exceeds a predetermined amount. For the tax years beginning after December 31, 1997 certain corporations the gross receipts of which are not greater than $5,000,000 will be exempt from the alternative minimum tax.

  "Alternative minimum taxable income" is a taxpayer's taxable income (i) determined with specified adjustments for the alternative minimum tax and (ii) increased by "items of tax preference." The types of income constituting "items of tax preference" include otherwise allowable tax-exempt inter-est on private activity bonds issued after August 7, 1986 (except bonds issued by charities qualifying under Section 501(c)(3) of the Code).

  Under the Code any loss on the sale or exchange of shares in the Fund held by a shareholder for six months or less will be disallowed to the extent the shareholder received exempt-interest dividends with respect to those shares.

  Distributions from the Fund's non-exempt investment income and from any net realized short-term gain will be taxable to shareholders as ordinary income, whether received in cash or in additional shares of the Fund. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

  Written notice concerning the federal income tax status of distributions will be mailed within 60 days after the close of the year to shareholders of the Fund annually in accordance with applicable provisions of the Code.

  Regulated investment companies will be subject to a non-deductible excise tax equal to 4% of the excess of the amount required to be distributed for the calendar year over the distributed amount for the calendar year. The Fund intends to avoid the imposition of this excise tax, and will therefore distribute during each calendar year at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one year period ending on October 31 of the calendar year.

  UNLESS A SHAREHOLDER INCLUDES HIS TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) IN THE GENERAL AUTHORIZATION FORM AND CERTIFIES THAT HE IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF NON-EXEMPT DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER.

  Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing Fund shares.

  The limitations on the deduction of miscellaneous itemized deductions do not apply to publicly offered regulated investment companies. The Investment Adviser intends to use its best efforts to ensure that the Fund qualifies as a publicly offered regulated investment company for the purposes of the foregoing provision.

COLORADO INCOME TAXES

  Individuals, trusts, estates, and corporations who are holders of shares of the Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Fund to the extent that such distributions qualify as either (1) exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of Colorado or any of its political subdivisions; or (2) distributions derived from interest on obligations of the United States or its possessions included in federal adjusted gross income.

  To the extent that distributions on shares of the Fund are attributable to sources of income not described in the preceding sentences, including capital gains, such distributions will not be exempt from Colorado income tax.

  There are no municipal income taxes in Colorado. As intangibles, shares in the Fund will be exempt from Colorado property taxes.

OTHER STATE AND LOCAL INCOME TAXES

  Distributions from the Fund may be subject to income taxation in other jurisdictions. Individuals, trusts, estates and corporations who are holders of shares of the Fund and who are subject to state and/or local income taxation outside of Colorado should contact their personal income tax adviser regarding the proper treatment of these amounts.

WHAT SERVICES ARE PROVIDED TO
SHAREHOLDERS?

  For general information about Colorado BondShares -- A Tax-Exempt Fund, call or write the Fund at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202. The telephone number is (303) 572-6990, or, outside of Denver, (800) 572-0069. You may call on Monday through Friday (except holidays) between the hours of

8:00 a.m. and 4:00 p.m. Denver, Colorado time and your calls will be answered by our service representatives.

  As a shareholder, you will receive semi-annual reports. In addition, you will receive statements confirming transactions in your account and the current balance of shares you own. For your convenience, all shares acquired in an account will be credited as book credits.

GENERAL INFORMATION

  The Investment Adviser is also the shareholder service agent ("Service Agent"), and as such, maintains a record of your ownership and will send you monthly statements of your account. Shareholder inquiries should be directed to your registered representative or the Service Agent or the Fund at the telephone numbers or mailing addresses listed in the prospectus.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information of the Fund, which is available upon request.

  Selected data for a share of beneficial interest outstanding for the periods ended September 30 is as follows:

                                                                YEAR ENDED SEPTEMBER 30,
                                                     -----------------------------------------------
                                                      1998      1997      1996      1995      1994
                                                     -------   -------   -------   -------   -------
Per Share Operating Data:
  Net asset value, beginning of period.............  $  9.58   $  9.37   $  9.16   $  9.07   $  9.13
                                                     -------   -------   -------   -------   -------
  Net investment income............................     0.62      0.58      0.61      0.60      0.63
  Net realized and unrealized gain (loss) on
     investments...................................     0.06      0.21      0.20      0.09     (0.06)
                                                     -------   -------   -------   -------   -------
  Increase from investment operations..............     0.68      0.79      0.81      0.69      0.57
  Dividends from net investment income.............    (0.62)    (0.58)    (0.60)    (0.60)    (0.63)
                                                     -------   -------   -------   -------   -------
Net increase (decrease) in net asset value.........     0.06      0.21      0.21      0.09     (0.06)
                                                     -------   -------   -------   -------   -------
  Net asset value, end of period...................  $  9.64   $  9.58   $  9.37   $  9.16   $  9.07
                                                     =======   =======   =======   =======   =======
  Total Return, at Net Asset Value(1)..............     7.62%     8.66%     9.15%     8.05%     6.50%
                                                     =======   =======   =======   =======   =======
Ratios/Supplemental Data:
Net assets, end of period (000)s...................  $73,108   $67,249   $50,583   $44,768   $41,790
                                                     =======   =======   =======   =======   =======
Ratios to average net assets:
  Net investment income............................     6.66%     6.13%     6.50%     6.81%     6.96%
  Expenses, inclusive of expenses paid indirectly
     by the Fund...................................     0.77%     0.84%     0.77%     0.84%     0.74%
  Expenses, net of expenses paid indirectly by the
     Fund..........................................     0.66%     0.73%     0.70%     0.77%     0.74%
Portfolio turnover rate(2).........................    28.63%    27.66%    24.53%    27.48%    22.04%

---------------

(1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the market value of portfolio securities owned during the period. Sales of securities include the proceeds of securities which have been called, or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation.

    Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended September 30, 1998 were $26,758,411 and $18,782,105, respectively.

                    COLORADO BONDSHARES -- A TAX-EXEMPT FUND
                           GENERAL AUTHORIZATION FORM
--------------------------------------------------------------------------------

1 REGISTRATION           PLEASE PRINT
  Individual
  Use Line A             A.__________________________________________________________  _____________________
      -OR-                 First Name              Initial              Last Name          Soc. Sec. No.
  Joint Owners
  Use Lines A & B
      -OR-               B.__________________________________________________________  _____________________
  Transfers to Minors      Joint Owner (A Joint Tenancy with right of survivorship       U.S. Citizen (Y/N)
  Under UTMA               will be presumed, unless otherwise indicated.)
  Use Lines C & D
      -OR-
  Corporations, Trusts,  C.__________________________________________________________
  or others in any         Custodian's Name, as custodian for under the Uniform
  representative           Transfers to Minors Act ("UTMA")
  capacity
  Use Line E
                         D.__________________________________________________________  _____________________
                           Minor's Name                                                Minor's Soc. Sec. No.

                         E.__________________________________________________________  _____________________
                           Account Title (where appropriate include name of trustee,        Tax I.D. No.
                           beneficiary, etc.)

------------------------------------------------------------------------------------------------------------

2 SIGNATURE              Under penalties of perjury I (we) certify that the number(s)
      AND                shown on this form is my (our) correct taxpayer
  CERTIFICATE            identification number (social security number for
  Individual             individuals) and that I (we) am (are) not subject to backup
  Use Line A             withholding either because I (we) have not been notified
      -OR-               that I (we) am (are) subject to backup withholding as a
  Joint Owners           result of a failure to report all interest or dividends, or
  Use Lines A & B        the Internal Revenue Service has notified me (us) that I
      -OR-               (we) am (are) no longer subject to backup withholding. I
  Transfers to Minors    (we) certify to my (our) legal capacity to purchase or
  Under UTMA             redeem shares of the Fund for my (our) own Account, or for
  Use Line C             the Account of the organization named below. I (we) have
      -OR-               received a current Prospectus of the Fund and appoint as my
  Corporations, Trusts,  (our) agent to act in accordance with my (our) instructions
  or others in any       herein.
  representative
  capacity               -----------------------------------------------------------------------------------
  Use Lines D & E
                         A._________________________________________________________________________________
                           Date                  Signature of Investor

                         B._________________________________________________________________________________
                           Date             Signature of Co-Investor, if any

                         C._________________________________________________________________________________
                           Date                  Signature of Custodian

                         D._________________________________________________________________________________
                                                          Name

                         E._________________________________________________________________________________
                           Date                   Signature and Title

                         F._________________________________________________________________________________
                           Date                   Signature and Title

------------------------------------------------------------------------------------------------------------

3 ADDRESS
                         ___________________________________________________________________________________
                         Street

                                                                                     (    )
                         _______________________________________________________     _______________________
                         City                       State             Zip Code            Telephone No.
                                                                                      (including Area Code)

------------------------------------------------------------------------------------------------------------

4 INITIAL                Enclosed is a check, payable to "Colorado Bondshares -- A Tax-Exempt Fund" for
  INVESTMENT             $ ______________

                         NO REDEMPTION OF SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) WILL BE PERMITTED
                         WITHIN 15 DAYS OF THE CREDIT OF THOSE SHARES TO YOUR ACCOUNT.

                         MINIMUM INITIAL INVESTMENT: $500              NO MINIMUM ON SUBSEQUENT INVESTMENTS

------------------------------------------------------------------------------------------------------------

5 DIVIDENDS              I elect to receive:  ___  1. Dividends in shares, gain distributions in shares.
  AND GAIN                                    ___  2. Dividends in cash, gain distributions in shares.
  DISTRIBUTIONS                               ___  3. Dividends in cash, gain distributions in cash.
                                              NOTE: IF NO ELECTION IS MADE, OPTION NO. 1 AUTOMATICALLY WILL
                                              BE PUT INTO EFFECT.
                                              Dividends will be invested and gain distributions will be
                                              credited at net asset value.
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6 LETTER             I intend to purchase, although I am not obligated to do so,
  OF INTENT          shares of the Fund within a 13-month period, which together with the total asset value of shares owned, will aggregate at least:
                     [ ] $100,000           [ ] $250,000           [ ] $500,000
                     [ ] $1,000,000         [ ] $4,000,000
                     I agree to the escrow provision on the following page.
                                        (Also complete Section 5)

------------------------------------------------------------------------------------------------------

7 DIVIDEND           (If you wish to have your dividend payments made to another
  DIRECTION          party please complete the following)
  OPTION             I hereby authorize and request that my dividend payments be made to:
                     Name_____________________________________________________________________________
                     Address__________________________________________________________________________
                     City_____________________________ State_________________________________ Zip_____
                     Signature of Investor____________________________________________________________
                     Signature of Co-Investor_________________________________________________________

------------------------------------------------------------------------------------------------------

8 TELEPHONE          (If you wish to be able to use telephone redemption please
  REDEMPTION         complete the following)
  PRIVILEGE          I (we) hereby authorize the Fund to honor any telephonic or telegraphic instructions from any of the registered
                     shareholders or the registered representative of account for redemption without signature guarantee, of any or all shares held in my/our account. PROCEEDS WILL BE MAILED AS
                     REGISTERED ON THE ACCOUNT OR, ON REDEMPTIONS OF $1000 OR
                     MORE, I (WE) MAY REQUEST THAT THE PROCEEDS BE WIRED TO THE
                     BANK ACCOUNT DESIGNATED BELOW. The Fund shall not have any liability to me/us for acting upon such instructions, and I
                     (we) will indemnify and hold harmless the Fund from and
                     against all losses, claims, expenses and liabilities that
                     may arise out of, or be in any way connected with a
                     redemption of shares under this expedited redemption
                     procedure, whether or not properly authorized and directed.
                     Signature of Investor___________________  Signature of Co-Investor ______________
                     _________________________________________________________________________________
                     Name of Bank (include name of branch)                         Bank Account Number
                     _________________________________________________________________________________
                     Bank Routing #                                Address of Bank
                     _________________________________________________________________________________
                     Bank Phone #                         City            State            Zip Code
                     ATTACHED IS A VOIDED CHECK OR DEPOSIT SLIP FROM THE BANK
                     ACCOUNT TO WHICH PROCEEDS MAY BE WIRED IF REQUESTED.

------------------------------------------------------------------------------------------------------

9 DEALER'S           Please establish the Account specified by the investor and
  AUTHORIZATION      purchase through SMITH HAYES Financial Services Corporation, general distributor, at the public offering price, shares
                     which you are authorized to purchase from us for the
                     investor. The investor is authorized to send any future
                     payments directly to you for investment. Confirm each
                     transaction to the investor and to us. We guarantee the
                     genuineness of the investor's signature. We are a duly
                     registered and licensed dealer and have a sales agreement
                     with
                     _________________________________________________________________________________
                     Dealer                                  Dealer's Office Where Account Originated
                     _________________________________________________________________________________
                     Representative's Name  Representative's Number  Address (for accounting purposes)
                     _________________________________________________________________________________
                     Representative's Phone No.         Date           Authorized Signature
------------------------------------------------------------------------------------------------------

                              TERMS AND CONDITIONS

OPEN ACCOUNT
 Investments will be made in as many shares of the Fund, including fractions to the third decimal place, as can be purchased at the public offering price at the close of business on the day payment is received. Shareholders will receive dividends from investment income and any distributions from long-term gain realized on the investment in shares or in cash according to the option elected. Dividend and gain options may be changed at any time by notifying Freedom Funds Management Company in writing. Share certificates will not be issued.

LETTER OF INTENT
 Freedom Funds Management Company will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to you or credited to your Account. Upon completion of the specified minimum purchase within the 13-month period, all shares held in escrow will be deposited in your Account. You may include the total asset value of shares of the Fund owned as of the date of a Letter of Intent toward the completion of the Letter. If the total amount invested within the 13-month period does not equal or exceed the specified minimum purchase, you will be requested to pay the difference between the amount of the sales charge paid and the amount of the sales charge applicable to the total purchase made. If within 20 days following the making of a written request, you have not paid this additional sales charge to Freedom Funds Management Company, sufficient escrowed shares will be redeemed for payment of the additional sales charge. Shares remaining in escrow after this payment will be released to your Account. The standard purchase amount may be increased at any time during the 13-month period by filing a revised Agreement for the same period, provided that your Dealer furnishes evidence that an amount representing the reduction in sales charge under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to you and that the required additional escrowed shares are being furnished by you.

                SEND CHECK AND COMPLETED AUTHORIZATION FORM TO:
                 COLORADO BONDSHARES -- A TAX-EXEMPT FUND
                 1200 SEVENTEENTH STREET, SUITE 1000
                 DENVER, COLORADO 80202

                             COLORADO BONDSHARES --
                               A TAX-EXEMPT FUND
                      1200 Seventeenth Street, Suite 1000
                             Denver, Colorado 80202
                                 (303) 572-6990
                        (800) 572-0069 (Outside Denver)

  This prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. Please review this prospectus carefully and retain it for future reference.

  Additional information about the Fund is included in the Statement of Additional Information dated as of January 28, 1999, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is incorporated herein by reference in its entirety.

  Information about the Fund, including a Statement of Additional Information, can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                    INVESTMENT COMPANY FILE NUMBER 811-05009

                                                                          PART B

                             COLORADO BONDSHARES --
                               A TAX-EXEMPT FUND

                      1200 Seventeenth Street, Suite 1000
                             Denver, Colorado 80202
                                 (303) 572-6990
                       (800) 572-0069 (Outside of Denver)

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                January 28, 1999

  This Statement of Additional Information expands upon and supplements the information contained in the current prospectus of Colorado BondShares -- A Tax-Exempt Fund (the "Fund"), dated January 28, 1999 (the "Prospectus"). It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the address or telephone number listed above. This Statement of Additional Information, is not in itself a Prospectus, and is incorporated by reference into the Prospectus in its entirety.
                             ---------------------

                               TABLE OF CONTENTS
                             ---------------------

                                            PAGE
                                            ----
What Is Colorado BondShares A Tax-Exempt
  Fund?...................................   B-2
What Are The Fund's Investment Objectives,
  Policies and Risks?.....................   B-2
What Are The Fund's Investment
  Limitations?............................   B-2
How Is The Fund Managed?..................   B-3
Officers And Trustees Of The Fund.........   B-3
Who Gives Investment Advice To The Fund?..   B-4
Advisory Agreement And Expenses...........   B-4
Allocation of Portfolio Transactions......   B-5
Shareholder Service Agent.................   B-6
Custodian And Auditors....................   B-6
What Kind Of Shares Does The Fund Offer?..   B-6
Purchase Of Shares........................   B-7

                                            PAGE
                                            ----
What Reductions In Sales Charges Are
  Provided?...............................   B-8
Who Is Entitled To Reductions?............   B-8
Reasons For Differences In Public Offering
  Price...................................   B-8
Distribution Of Shares....................   B-8
Redemption Of Shares......................   B-9
How Is Net Asset Value Per Share
  Determined?.............................   B-9
Calculation Of Performance Data...........  B-10
Taxable Versus Tax-Exempt Yields Colorado
  Residents...............................  B-11
General Information.......................  B-11
Financial Statements......................  B-13

WHAT IS COLORADO BONDSHARES A
TAX-EXEMPT FUND?

  Colorado BondShares -- A Tax-Exempt Fund (the "Fund") is a diversified, open-end management investment company, or mutual fund, organized as a Massachusetts business trust on February 13, 1987. The Fund's name was previously Hanifen, Imhoff Colorado BondShares A Tax-Exempt Fund and was changed on December 1, 1994 in connection with the change in control of the Fund's investment adviser which was previously a wholly owned subsidiary of Hanifen, Imhoff, Inc. ("Hanifen"). The Fund no longer has any affiliation with Hanifen. The Fund is authorized to issue an unlimited number of shares of beneficial interest. Each share has one vote.

WHAT ARE THE FUND'S INVESTMENT
OBJECTIVES, POLICIES AND RISKS?

  The Fund's investment objectives, policies and risks that are discussed in the "WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES AND RISKS?" section of the Prospectus are incorporated by reference into this Statement of Additional Information.

WHAT ARE THE FUND'S INVESTMENT
LIMITATIONS?

  Under the Fund's fundamental policies, which cannot be changed unless either:
(1) a majority of outstanding voting securities vote in favor of the proposal, or (2) at a security holder meeting in which at least half of the outstanding voting securities are represented, two-thirds of the outstanding voting securities at that meeting vote in favor of the proposal, the Fund may not:

  - Issue senior securities;

  - Invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days or in illiquid assets;

  - Invest less than 80% of the value of its net assets in Tax-Exempt Obligations the interest on which is exempt from federal income taxes and from Colorado personal income tax;

  - Borrow money, except from banks for temporary purposes and in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made;

  - Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

  - Invest 25% or more of its total assets at market value in issuers of any one industry (determined by reference to the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the Securities and Exchange Commission), provided that, with respect to Tax-Exempt Obligations issued by the State of Colorado, its political subdivisions, municipalities and public authorities, the identity of the issuer shall be determined with reference to the applicable provisions of the Internal Revenue Code of 1986, as amended, (the "Code") and regulations promulgated thereunder;

  - As to 75% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market value would be invested in the securities of any issuer;

  - Acquire securities in other investment companies, if the total amount so invested would have an aggregate value in excess of 10% of the value of the total assets of the Fund;

  - Acquire more than 3% of the total outstanding voting stock of any one investment company, or acquire securities in any one investment company which securities have an aggregate value in excess of 5% of the value of the total assets of the Fund;

  - Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

  - Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

  - Write or purchase put, call, straddle or spread options, purchase securities on margin or sell "short," or underwrite the securities of other issuers;

  - Purchase or sell commodities or commodity contracts, including commodity futures contracts; or

  - Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The Fund has no present intention of entering into repurchase agreements during the coming year.

  Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

HOW IS THE FUND MANAGED?

  The Fund is a Massachusetts business trust. Its Board of Trustees (the "Board") will supervise the activities of the Fund and review the Fund's service contracts. Pursuant to the terms of an agreement between the Fund and Freedom Funds Management Company, the investment adviser to the Fund ("Investment Adviser"), the Investment Adviser will manage investment of the Fund's assets and administer its business and other affairs. See "WHO GIVES INVESTMENT ADVICE TO THE FUND?" and "ADVISORY AGREEMENT AND EXPENSES."

  The Fund is not required to hold annual shareholder meetings. However, special meetings may be called by the Board or upon the written request of shareholders owning at least one-tenth of the shares entitled to vote, for such purposes as electing or removing trustees, changing fundamental investment policies, or approving a new or amended advisory or management contract or plan of distribution. Each shareholder receives one vote for each share held. The Board has the power to create additional series of Fund shares.

OFFICERS AND TRUSTEES OF THE FUND

  The following chart lists the trustees and officers of the Fund, together with information as to their principal business occupations during the past five years:

                           POSITIONS HELD
  NAME AND ADDRESS         WITH THE FUND               PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
  ----------------         --------------              ---------------------------------------------
George N.             Chairman of the Board of  Mr. Donnelly is a Principal for MKT Inc., a marketing firm
  Donnelly..........    Trustees and President  engaged in the sales of financial service products. Prior to
                        of the Fund             joining MKT, Mr. Donnelly was a Vice President with Piper,
                                                Jaffray & Hopwood from February 1989 to April 1991. He
                                                previously served as President of Hanifen, Imhoff Inc. Mr.
                                                Donnelly was previously associated with MKT Inc., from
                                                August 1984 to April 1985 and with E. F. Hutton & Company
                                                from December 1979 to November 1983.

Andrew B. Shaffer...  Trustee, Secretary and    Mr. Shaffer is an attorney engaged in private practice. Mr.
                        Treasurer of the Fund   Shaffer has also been an attorney with the Internal Revenue
                                                Service, an associate at the Denver law firm of Sherman and
                                                Howard and a Shareholder/Director at the Denver law firm of
                                                Conover, McClearn & Heppenstall, P.C. He has been a visiting lecturer and Associate Professor at the University of
                                                Colorado Law School and has written numerous articles and
                                                lectured extensively in the areas of business, tax and
                                                estate planning.

  As of January 22, 1999, the officers and trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. No officer or trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 1998. The officers and trustees of the Fund, as a group, received $800 in compensation from the Fund for services to the Fund during the 1998 fiscal year. There is no family relationship between any officers and trustees of the Fund.

WHO GIVES INVESTMENT ADVICE TO THE FUND?

  The Investment Adviser to the Fund is a Delaware corporation formed on November 7, 1986 and wholly owned by Carbon County Holding Company, a Colorado corporation ("Carbon County"). Carbon County is a single bank holding company which owns 100% of Rawlins National Bank. The Investment Adviser is located at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202.

  Fred R. Kelly Jr., President, Secretary and Treasurer of the Investment Adviser and the Fund's portfolio manager, owns approximately 66% of the issued and outstanding capital stock of Carbon County.

  The Investment Adviser has registered with the Securities and Exchange Commission as an Investment Adviser under the 1940 Act.

  The Investment Adviser's goal is to have a portfolio turnover rate that is not in excess of 20% per year in an attempt to meet the investment objectives of the Fund. During fiscal year 1998, the Fund's portfolio turnover rate, the percentage computed by dividing the lesser of purchases or sales of portfolio securities by the monthly average of the market value of such securities owned during the period, was 28.63%. This resulted from a large number of the portfolio's securities being called and not from high trading volume.

ADVISORY AGREEMENT AND EXPENSES

  Under the advisory agreement approved by the Board and by a majority of the shareholders (the "Advisory Agreement"), by and between the Fund and the Investment Adviser, subject to the control of the Board, the Investment Adviser manages the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies. The Investment Adviser will attempt to meet the Fund's investment objectives by providing portfolio management and credit analysis services pursuant to the Prospectus and the Advisory Agreement. There is no assurance that the Investment Adviser can meet the Fund's investment objectives.

  In addition, the Investment Adviser administers the Fund's daily business affairs such as providing accurate accounting records, computing accrued income and expenses of the Fund, computing the daily net asset value of the Fund, assuring proper dividend disbursements, proper financial information to investors, and notices of all shareholders' meetings, and providing sufficient office space, storage, telephone services, and personnel to accomplish these responsibilities.

  The Investment Adviser pays all of the compensation of trustees of the Fund who are employees of the Investment Adviser and of the officers and employees of the Fund. The Fund pays all of the compensation of trustees who are not employees of the Investment Adviser. The Advisory Agreement also provides that the Investment Adviser will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Advisory Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

  In exchange for its services, the Investment Adviser is entitled to receive a management fee from the Fund, calculated daily and payable monthly, equal to 0.5% of the average daily net assets on an annual basis.

  The Fund is responsible for paying all its expenses other than those assumed by the Investment Adviser, including brokerage commissions, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder account services, fees and disbursements of appraisers, transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expense of trustees of the Fund not employed by the Investment Adviser or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

  The table below sets forth the advisory fees earned and the advisory fees actually paid during the last three fiscal years of the Fund:

                        ADVISORY     ADVISORY
                       FEES EARNED   FEES PAID
                       -----------   ---------
1996.................   $240,476     $240,476
1997.................    297,728      297,728
1998.................    345,393      345,393

  The Advisory Agreement will continue in effect from year to year if such continuance is approved in the manner required by the Investment Company Act of 1940, as amended (the "1940 Act") (i.e., (1) by a vote of a majority of the Board or of the outstanding voting securities of the Fund and (2) by a vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party), and if the Investment Adviser shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Advisory Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Investment Adviser and will terminate automatically in the event of its assignment.

  The Investment Adviser also serves as the transfer agent, shareholder servicing agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Service Agreement (the "Service Agreement"). The Investment Adviser's duties under the Service Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund and all other customary services of a transfer agent, shareholder servicing agent and dividend disbursing agent. As compensation for these services, the Fund pays the Investment Adviser at a rate intended to represent the Investment Adviser's cost of providing such services. This fee is in addition to the investment advisory fee payable to the Investment Adviser under the Advisory Agreement.

ALLOCATION OF PORTFOLIO TRANSACTIONS

  The frequency of portfolio transactions -- the Fund's portfolio turnover rate -- will vary from year to year depending on market conditions. The Investment Adviser's goal is that the Fund will not have a portfolio turnover rate in excess of 20% per year; however, there can be no assurances that the fund will be able to meet this objective. During the fiscal year 1998 the Fund's portfolio turnover rate was 28.63%. This resulted from a large number of portfolio securities being called and not from high trading volume.

  The Investment Adviser will be authorized to allocate the Fund's securities transactions to the Underwriter, the principal underwriter and the distributor of the Fund's shares and to other broker-dealers who help distribute the Fund's shares. The Investment Adviser will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality is comparable to that available from other qualified broker-dealers. This is consistent with the Rules of the National Association of Securities Dealers, Inc. ("NASD"), and subject to seeking the most favorable price and execution available and such other policies as the Board may determine.

  In connection with its duties to arrange for the purchase and sale of portfolio securities, the Investment Adviser will select such broker-dealers ("Dealers") who will, in the Investment Adviser's judgment, implement the Fund's policy to achieve best execution, i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Investment Adviser will cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Investment Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through Dealers include a spread between the bid and asked prices.

  When allocating transactions to Dealers, the Investment Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Investment Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Investment Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion.

  If, on the foregoing basis, the transaction in question could be allocated to two or more Dealers, the Investment Adviser is authorized in making such allocation, to consider, (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold Fund shares or the shares of any other investment company or companies having the Investment Adviser as its investment adviser or having the same sub-manager, administrator or principal underwriter as the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund and/or other accounts of the Investment Adviser and that such research received by such other accounts may or may not be useful to the Fund.

  Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Underwriter, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 under such Act. These conditions relate among other things, to the terms of an issue of municipal securities purchased by the Fund, the reasonableness of the dealer spread, the amount of municipal securities which may be purchased from any one issuer, and the amount of the Fund's assets which may be invested in a particular issue. The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Fund's Board, including a majority of the Fund's Board who are not interested persons of the Fund as defined by the 1940 Act.

  The Board will review quarterly the Investment Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.

SHAREHOLDER SERVICE AGENT

  The Investment Adviser also serves as the Fund's shareholder service agent ("Service Agent"), and has registered with the Securities and Exchange Commission as a transfer agent. As Service Agent, the Investment Adviser performs only those services described in the Service Agreement.

CUSTODIAN AND AUDITORS

  Norwest Investment Management and Trust, Norwest Bank Colorado, N.A., is the portfolio securities custodian (the "Custodian") for the Fund. Their address is 1740 Broadway, Denver, Colorado 80274.

  KPMG LLP, certified public accountants, are the independent auditors of the Fund. Their address is 2300 MCI Tower, 707 Seventeenth Street, Denver, Colorado 80202.

WHAT KIND OF SHARES DOES THE FUND OFFER?

  The Fund has one class of shares, an unlimited number of which may be issued by the Board, and the Board has the power to create additional series of Fund shares. The Fund had 1,326 holders of record and 8,009,844 shares outstanding as of January 22, 1998.

  The Fund declares dividends of net investment income daily. Dividends are paid to shareholders on the 15th day of each month ("Payable Date"). If the 15th day of a month falls on a weekend or holiday on which the New York Stock Exchange is closed, the dividend will be distributed on the next succeeding business day. Payments vary in amount depending on income received from portfolio securities and expenses of operation.

  Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued. Shares or cash continue to earn divi-dends through the date they are redeemed or delivered subsequent to reinstatement.

  Unless you elect by written notice to the Investment Adviser, at least ten business days prior to the dividend Payable Date, your dividends and gain distributions, if any, will be made in additional shares at net asset value. If you desire to elect a different option, you may choose to receive dividends in cash and any gain distributions in shares or receive both dividends and any gain distributions in cash. See Item 5 on the General Authorization Form in the Prospectus.

  The Fund will generally distribute sufficient net income to avoid the application of the 4% excise tax imposed pursuant to the Code.

  Each share represents an equal proportionate beneficial interest in the Fund. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Voting rights are not cumulative.

  When issued and outstanding, the shares are fully paid and nonassessable by the Fund. Shares are fully redeemable as described under the "How Can I Sell My Shares?" portion of the Prospectus. Shares of the Fund have no preemptive or conversion rights, and are freely transferable. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

PURCHASE OF SHARES

  Shares of the Fund are being continuously offered through securities dealers who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have a dealer agreement with the underwriter, SMITH HAYES Financial Services Corporation ("SMITH HAYES" or the "Underwriter"). Broker-dealers may be classified as statutory underwriters under Section 2(11) of the Securities Act of 1933, as amended.

  Shares of the Fund will be purchased at the offering price based on the net asset value next determined following receipt of the order by the Fund, plus the applicable sales charges. Any orders received by the Fund from you directly or from your broker, as the case may be, before 2:00 p.m. Denver, Colorado time will receive that day's share price, which is the net asset value at the close of business of the New York Stock Exchange ("NYSE") that day. Orders received after 2:00 p.m. will be priced based on the net asset value at the close of business of the NYSE the next day. The Fund is open for business each day on which the NYSE is open.

  You can open an account for $500 or more by delivering a check made payable to "Colorado BondShares -- A Tax Exempt Fund," and a completed General Authorization Form, either to your broker or to the Fund at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202. The Fund's telephone numbers, including toll-free numbers, are set forth on the cover of this Statement of Additional Information.

  You may make additional purchases at any time by delivering a check either to your broker or to the Fund at the address stated above. There is no minimum purchase amount required for these subsequent investments.

  Instructions for redemptions and other transactions in accounts and requests for information about an account should go to the above stated address.

  Any share purchases will be made through the Fund from the investment dealer designated by the shareholder. A shareholder may change his dealer at any time upon written notice to the Investment Adviser, provided that the new dealer has a dealer agreement with the Underwriter.

WHAT REDUCTIONS IN SALES CHARGES
ARE PROVIDED?

  Volume Discounts are provided if the total amount being invested in shares of the Fund reaches the levels indicated in the sales charge schedule in the "HOW ARE SALES CHARGES DETERMINED?" section of the Prospectus.

  Rights of Accumulation allow the Fund's shares to be purchased at the rate applicable in the discount schedule after adding the value of shares already owned by the investor to the amount of the Fund shares being purchased.

  A Letter of Intent allows you to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount of dollars that you state in the letter that you intend to purchase. For more information concerning terms of Letters of Intent, see the General Authorization Form.

  Net Asset Value Transfer Privilege allows shareholders who own shares of unrelated mutual funds that have paid a sales charge to purchase shares of the Fund at net asset value to the extent that the purchase price of Fund shares is funded by the proceeds from the redemption (within 60 days prior to the purchase of Fund shares) of shares of such unrelated mutual funds.

  For any such discounts, the purchaser or his broker-dealer must provide the Fund with sufficient information to permit verification that the purchase order qualifies for the discount privilege. Confirmation of the order is subject to such verification.

WHO IS ENTITLED TO REDUCTIONS?

  Shares of the Fund may be sold at net asset value to (i) present and retired trustees, officers, directors, employees (and their respective spouses and minor children) of the Fund, the Investment Adviser and its affiliates, the Underwriter, Hanifen, Imhoff Holdings Inc. and its affiliates as constituted on November 17, 1994 and other NASD registered representatives; (ii) employee benefit plans for such persons (and to any investment Advisory, custodial, trust or other fiduciary account managed or advised by the Investment Adviser or any affiliate); and (iii) shareholders of unrelated mutual funds that charge a sales load to the extent that the purchase price of Fund shares is funded by the proceeds from the redemption (within 60 days prior to the purchase of Fund shares) of shares of such unrelated mutual fund(s).

  Shares may be issued without a sales charge in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies.

  Reductions in sales charges apply to purchases by a single person, including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

REASONS FOR DIFFERENCES IN PUBLIC
OFFERING PRICE

  As described in the Prospectus, there are a number of instances in which the Fund's shares are sold or issued on a basis other than the maximum public offering price (net asset value plus the highest sales charge). Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. See the table of sales charges in the "WHAT DO SHARES COST?" section of the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, and (ii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain single persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

  The reasons for the eliminated sales charges to certain individuals and groups are permitted because of (i) reduced or eliminated selling expenses; (ii) encouragement of an interest and an identification with the aims and policies of the Fund; and (iii) the necessity to meet competition as to sales of shares of other funds.

DISTRIBUTION OF SHARES

  SMITH HAYES is also the general distributor of the shares of the Fund pursuant to a distribution agreement approved by the Board as of November 30, 1994 (the "Distribution Agreement"). SMITH HAYES replaced Hanifen, who served as the general distributor of the Fund's shares from the Funds' inception until November 30, 1994. The Underwriter is located at 200 Centre Terrace, 1225 L Street, P.O. Box 83000 Lincoln, Nebraska 68501.

  As general distributor of the Fund's shares, SMITH HAYES allows concessions to all dealers, up to 4.35% on purchases to which the 4.75% sales charge applies. SMITH HAYES receives the balance of such sales charges (.40%) paid by investors. In its sole discretion, SMITH HAYES may give up all or part of such .40% sales charge to dealers; however, this practice may be discontinued at any time. For the fiscal years ended September 30, 1998, 1997, and 1996, the total amount of sales charges paid by investors was $218,515, $285,733, and $164,333, respectively.

  SMITH HAYES may offer cash or non-cash incentives to dealers in addition to sales charges in order to promote the sale of shares of the Fund. Any such cash or non-cash incentives will be in compliance with all applicable rules and regulations of the NASD.

REDEMPTION OF SHARES

  The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus.

  In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency or such other periods as ordered by the Securities and Exchange Commission.

  Payment may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

HOW IS NET ASSET VALUE PER SHARE
DETERMINED?

  The public offering price of its shares is the next determined net asset value of the shares plus a sales charge. The net asset value per share of the Fund is determined as of the close of business of the New York Stock Exchange for each day the Exchange is open. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities (net assets), by the number of shares outstanding. The value of total assets is primarily the sum of the market values of the bonds, other investments and cash in the portfolio.

  In determining the market values of bonds and other investments in the portfolio, the Fund uses valuations provided on a daily basis by a pricing service approved by the Board. The pricing service uses quotes from bond dealers, market transactions and other relevant information in setting these values. However, the determination of market values for municipal bonds, particularly not rated municipal bonds, can be a very subjective process due to the infrequency at which individual bonds actually trade and the limited amount of information available about many municipal issuers.

  Therefore, in addition to the pricing service, the Board has determined that it is appropriate to verify the values of bonds for which there is not an active market by obtaining quotes from municipal bond dealers in Colorado on a periodic basis. If, in the opinion of the Investment Adviser, the valuation provided by the pricing service appears less reliable than that provided by a consensus from at least two municipal bond dealers, the Investment Adviser will use the value provided by the bond dealers.

  The Board in the future may direct the Fund to rely on other methods or combination of methods in determining the market values of its municipal bonds. These other methods may include the use of a matrix system, the use of relative changes in a municipal index or price changes of municipal future contracts or some other method that the Board determines appropriate.

CALCULATION OF PERFORMANCE DATA

  The Fund may publish certain performance figures in advertisements from time to time. These performance figures may include yield, tax equivalent yield and total return figures.

YIELD

  Yield reflects the income per share deemed earned by the Fund's portfolio investments. Yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the maximum offering price per share on the last day of the period and annualizing the result according to the following formula:

          [(             )6   ]
          [( (a - b)     )    ]
          [( ------- + 1 ) - 1]
YIELD = 2 [(   cd        )    ]
          [(             )    ]

  Where: a = interest earned during the period.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

  To calculate interest earned (for the purpose of "a" above) the Fund will:

    (a) Compute the yield to maturity of each obligation held by the Fund based on the market value of the obligation at the close of business on the last business day of each month, or with respect to obligations purchased during the month, the purchase price.

    (b) Divide the yield to maturity by 360 and multiply the quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio.

  The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

  In the case of an obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. In the case of an obligation with original issue discount, if the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. In the case of an obligation with original issue discount, if the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based upon market value.

TAX EQUIVALENT YIELD

  Tax equivalent yield shows the yield from a taxable investment which would produce an after-tax yield equal to that of a fund that invests in tax-exempt securities. It is computed by dividing the tax-exempt portion of the Fund's yield (as calculated above) by one minus a stated income tax rate and adding the quotient to the portion (if any) of the Fund's yield that is not tax-exempt.

TOTAL RETURN

  Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund's performance over a stated period of time and is computed as follows:

                             ERV - P = Total Return

  Where: ERV = ending redeemable value of the hypothetical $10,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions.

         P = a hypothetical initial payment of $10,000.

AVERAGE ANNUAL TOTAL RETURN

  Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period, and is computed according to the following formula:

                                P(1 + T)n = ERV

  Where: P = a hypothetical initial payment of $10,000.
         T = average annual total return.
         n = number of years in the base period.

         ERV = ending redeemable value of the hypothetical $10,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions.

  All performance figures are based on historical results and are not intended to indicate future performance.

TAXABLE VERSUS TAX-EXEMPT YIELDS
COLORADO RESIDENTS

  The following table shows the rate of return an individual investor would need to receive from a taxable investment to equal various possible rates of return from the Fund. There can be no assurance that the Fund will achieve any particular tax-exempt yield.

COLORADO DOUBLE                     EQUIVALENT
TAX-EXEMPT YIELD                  TAXABLE YIELD*
----------------                  --------------
8.00%............................         13.94%
7.75%............................         13.50%
7.50%............................         13.07%
7.25%............................         12.63%
7.00%............................         12.20%
6.75%............................         11.76%
6.50%............................         11.32%
6.25%............................         10.89%
6.00%............................         10.45%
5.75%............................         10.02%
5.50%............................          9.58%
5.25%............................          9.15%
5.00%............................          8.71%
4.75%............................          8.28%
4.50%............................          7.84%

---------------

* The equivalent taxable yield is based on a 39.6% marginal federal income tax bracket and a 5% marginal Colorado income tax bracket reduced by the deductibility of the state tax on the federal return.

GENERAL INFORMATION

  The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust filed on February 13, 1987 ("Declaration of Trust"). The Fund is authorized to issue an unlimited number of shares of beneficial interest. Each share has one vote.

  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a trustee. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Board intends to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  As described under "How Is The Fund Managed?" in the Prospectus and Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove trustees.

  Reports to Shareholders. The Fund's fiscal year ends on September 30. The Fund distributes reports semiannually to its shareholders. Financial statements regarding the Fund, audited by the Fund's independent accountants, are sent to shareholders annually.

  Legal Counsel. The firm of Kutak Rock in Denver, Colorado, is legal counsel for the Fund.

  Fund Prospectus. The Fund's Prospectus will be furnished without charge upon request. Such requests should be made to the Fund at the mailing address or telephone numbers set forth on the first page of this Statement of Additional Information.

  Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

  How to Contact the Fund. For general information about Colorado
BondShares -- A Tax-Exempt Fund, call or write the Fund at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202. The telephone number is (303) 572-6990, or, outside of Denver (800) 572-0069. You may call on Monday through Friday (except holidays) between the hours of 8:00 a.m. and 4:00 p.m. Denver, Colorado time and your calls will be answered by our service representatives. Inquiries, instructions for purchases, redemptions and other transactions in accounts and requests for information about an account should be directed to the above address.

                              FINANCIAL STATEMENTS

  The financial statements required by Item 22 of this registration statement are incorporated by reference from the Registrant's Annual Report on Form N-30D for the year ended September 30, 1998 that was filed with the Securities and Exchange Commission on December 1, 1998.

                                                                      APPENDIX A

                     KEY TO MOODY'S MUNICIPAL BOND RATINGS

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      KEY TO S&P'S MUNICIPAL BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                                                          PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

          A.             -- Amended and Restated Declaration of Trust of the
                            Registrant.(3)
          B.             -- Bylaws of the Registrant.(1)
          D.             -- Investment Advisory Agreement dated as of November 17,
                            1994.(3)
          E.2            -- Distribution Agreement dated as of November 30, 1994.(3)
          E.3            -- Form of Selling Agreement.(3)
          G.             -- Form of Custodian Agreement.(1)
          H.             -- Transfer Agency and Service Agreement dated as of
                            November 17, 1994.(3)
          I.             -- Opinion of Kutak Rock
          J.1            -- Opinion and consent of Lane & Mittendorf. (2)
          J.2            -- Opinion and consent of Hale and Dorr.(2)
          J.3            -- Consent of Legal Counsel.*
          J.4            -- Consent of Independent Auditors.*
         27.             -- Financial Data Schedule*

---------------

(1) As filed with the Registration Statement on February 13, 1987.

(2) As filed with Pre-Effective Amendment No. 1 to the Registration Statement on April 1, 1987.

(3) As filed with Post-Effective Amendment No. 10 to the Registration Statement on January 28, 1995.

(*) Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None.

ITEM 25. INDEMNIFICATION

  Under the terms of the Fund's Declaration of Trust, dated as of February 13, 1987, as amended ("Declaration of Trust"), every trustee and officer of the Fund shall be indemnified to the fullest extent permitted by law, unless a court or body before which the proceeding was brought and adjudicated shall have found such person liable to the Fund or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of his office ("Disabling Conduct"), or unless found by such court or body not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund. In the event of a settlement, no indemnification may be provided unless there has been a determination that such person did not engage in Disabling Conduct (1) by a court or other body before whom the proceeding was brought, or (2) in the absence of such a determination, a reasonable determination, based upon a review of the facts, by (a) the vote of the majority of a quorum of directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The complete provisions of this indemnification arrangement are set out in Article XII of the Declaration of Trust.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Freedom Funds Management Company, a Delaware corporation (the "Investment Adviser"), is the Registrant's investment adviser.

  The Investment Adviser is a wholly owned subsidiary of Carbon County Holding Company, whose business address is 1200 Seventeenth Street, Suite 1000, Denver, CO 80202.

  The Investment Adviser has engaged in no other business, profession, vocation or employment since its incorporation on November 7, 1986.

  The following individuals serve as Directors or officers of the Investment Adviser (unless otherwise indicated, each named individual has held the position or positions described under "Principal Occupation" for at least the past two fiscal years):

NAME                                                  POSITION WITH INVESTMENT ADVISER
----                                                  --------------------------------
Fred R. Kelly, Jr............................   Director, President, Secretary and Treasurer(1)
Mary F. Phillips.............................   Vice President and Assistant Secretary(2)

---------------

(1) For the previous two fiscal years of the Fund through November 30, 1994, Mr. Kelly served as Secretary and Treasurer to the Fund and was Vice President of the Investment Adviser through November 17, 1994.

(2) For the previous two fiscal years of the Fund, through November 17, 1994, Ms. Phillips served as Operations Manager for the Investment Adviser.

  The principal business address of each of the foregoing persons is 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202.

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) The Underwriter also is principal underwriter for the shares of SMITH HAYES Trust, Inc. and Stratus Fund, Inc. Conley Smith, Inc., an affiliate of the Underwriter, is the investment adviser to SMITH HAYES Trust, Inc.

  (b) Information required with respect to each director, officer or partner of the Underwriter, the principal underwriter named in the answer to Item 20:

                   SMITH HAYES FINANCIAL SERVICES CORPORATION

                                                             (2)                        (3)
                      (1)                           POSITIONS AND OFFICES      POSITIONS AND OFFICES
                     NAME                             WITH UNDERWRITER            WITH REGISTRANT
                     ----                           ---------------------      ---------------------
Thomas C. Smith................................  Chairman and President                None
Max H. Callen..................................  Director and Vice President           None
George W. Peterson.............................  Director and Vice President           None
Arnold J. Walters..............................  Director and Vice President           None
Allen J. Moore.................................  Director and Vice President           None
Sharon A. Shelley..............................  Director, Vice President,             None
                                                 Secretary and Treasurer
Ruth E. Howell.................................  Vice President                        None
John H. Conley.................................  Director*                             None
W. Don Nelson..................................  Vice President                        None
Pam Feilmeier..................................  Vice President                        None

---------------

* Mr. Conley's business address is 444 Regency Parkway, Suite 100, Omaha, Nebraska 68114

  Unless otherwise noted, the principal business address of each of the foregoing persons is 200 Centre Terrace, 1225 L Street, P.O. Box 83000 Lincoln, Nebraska 68501.

  (c) Information required with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year: Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  All accounts and records of the Registrant, and all documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder, are in the physical possession of Fred R. Kelly, Jr., at 1200 Seventeenth Street, Suite 1000, Denver, Colorado 80202.

ITEM 29. MANAGEMENT SERVICES

  Not Applicable.

ITEM 30. UNDERTAKINGS

  Not Applicable.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 28th day of January, 1999.

                                          COLORADO BONDSHARES-A TAX-EXEMPT FUND

                                          By:    /s/ ANDREW B. SHAFFER
                                            ------------------------------------
                                                     Andrew B. Shaffer,
                                                  Secretary and Treasurer

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                        NAME                                    CAPACITY                      DATE
                        ----                                    --------                      ----
               /s/ GEORGE N. DONNELLY                  Chairman of the Board,           January 28, 1999
-----------------------------------------------------    President and Trustee
                 George N. Donnelly

                /s/ ANDREW B. SHAFFER                  Trustee, Treasurer               January 28, 1999
-----------------------------------------------------    and Secretary
                  Andrew B. Shaffer

                               INDEX TO EXHIBITS


          J.3            -- Consent of Kutak Rock
          J.4            -- Consent of Independent Auditors
         27.             -- Financial Data Schedule